EXHIBIT 10.1


                     AMENDED AND SUBSTITUTED PROMISSORY NOTE
                        OF LIFESTREAM TECHNOLOGIES, INC.
                        AND LIFESTREAM DIAGNOSTICS, INC.
                        --------------------------------

NEW YORK, NEW YORK
DATE: NOVEMBER 12, 2004                                            $2,869,740.00


         FOR VALUE RECEIVED, each of LIFESTREAM TECHNOLOGIES, INC., a Nevada corporation ("LTI"), and LIFESTREAM DIAGNOSTICS, INC., a Nevada corporation ("LDI"; LTI and LDI sometimes hereinafter are referred to individually as a "Borrower" and collectively as the "Borrowers"), jointly and severally promises to pay ON OR BEFORE February 1, 2006, to the order of RAB SPECIAL SITUATIONS LP, a Delaware limited partnership, or its successors or assigns (hereafter, together with any other holder or holders hereof, called the "Lender") at such office as the Lender may from time to time designate in writing to the Borrowers, the principal amount of TWO MILLION EIGHT HUNDRED SIXTY NINE THOUSAND SEVEN HUNDRED FORTY DOLLARS AND 00/100'S ($2,869,740.00) (the "Loan"), or so much thereof as may be unpaid. The Borrowers acknowledge that as of the date set forth above, the actual principal amount owed is $1,895,031.16 (which amount includes OID of $224,708). If the Second Advance (as defined in the Loan Agreement defined below) is funded, total OID under this Amended and Substituted Promissory Note (this "Note") shall equal $449,415.

         The principal amount of the Loan is payable in (i) nine (9) level payments of $100,000.00 each, commencing on May 1, 2005 and continuing on the first day of each successive month until January 1, 2006. Any balance of principal and interest remaining shall be due and payable as a lump sum payment on February 1, 2006. The rate of interest charged the Borrowers shall in no event be greater than that allowed by law. All payments received will be applied first to interest and other charges, if any, due the Lender, and any remaining amount shall be applied to unpaid principal.

         The Borrowers have entered into that certain Loan and Security Agreement of even date herewith (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), pursuant to which, among other things, this Note has been made and delivered to the Lender and under which the Lender has taken certain collateral as security for the repayment of this Note, including, without limitation, certain invoices and accounts receivable, furniture, fixtures, equipment, inventory (including work in progress and raw material), and intellectual property consisting of U.S. Patents, U.S. Copyrights and U.S. Trademarks. Any default by the Borrowers under the Loan Agreement shall constitute a default under this Note.

         In the event the Borrowers default in the payment of any amount due hereunder when due, or the Borrowers default under any of the terms or provisions of the Loan Agreement or any of the other Loan Documents (as defined in the Loan Agreement), then in any such event, the entire principal balance then outstanding under this Note, plus accrued and unpaid interest and charges, if any, shall become immediately due and payable, at the office of the Lender, without notice to the Borrowers, and may be collected forthwith. The Lender's failure or delay to exercise its rights under this paragraph shall not constitute a waiver thereof. It is further agreed that said accelerated

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principal balance plus the accrued and unpaid charges, if any, or so much thereof as may remain unpaid from time to time, shall earn interest at the rate which otherwise would have been in effect absent the Lender's election to accelerate, plus the additional default rate of two percent (2%) per annum, and shall remain in effect until the accelerated balance and all accrued and unpaid charges are paid in full. The Borrowers further agree to pay the Lender all costs and expenses suffered or incurred in connection with the enforcement of Lender's rights under this Note and the Loan Agreement, including reasonable attorney fees actually incurred not to exceed fifteen percent (15%) of the unpaid principal amount, interest and charges due. The Lender's acceptance of partial or delinquent payments or the failure of the Lender to exercise any right shall not waive any obligation of the Borrowers or right of the Lender or modify the Loan Agreement or this Note, or waive any other similar default.

         Whenever any notice, demand or request is required, permitted or given hereunder or under any other Loan Document, such notice, demand or request shall be hand delivered or sent by (i) United States Mail, registered or certified, postage prepaid, to the addresses set forth below, (ii) facsimile transmission to the facsimile numbers set forth below or (iii) electronic transmission to the email addresses set forth below:

              To the Borrowers:       LIFESTREAM TECHNOLOGIES, INC.
                                      510 Clearwater Loop, Suite 101
                                      Post Falls, Idaho 83854
                                      Attention:  Ms. Nikki Nessan, VP - Finance
                                      Facsimile:  208.457.9509
                                      Telephone:  208.457.9409
                                      Email:  NikkiN@lifestreamtech.com

              With a copy to:         SCHNEIDER WEINBERGER & BEILLY LLP
                                      2200 Corporate Blvd., NW, Suite 210
                                      Boca Raton, Florida   33432
                                      Attention:  Steven I. Weinberger, Esq.
                                      Facsimile:  561.362.9595
                                      Telephone:   561.362.9595
                                      Email:  steve@swblaw.net

              To the Lender:          RAB SPECIAL SITUATIONS LP
                                      c/o RAB Capital plc
                                      1 Adam Street
                                      London
                                      WC2N 6LE
                                      United Kingdom
                                      Attention:  Joseph Jayaraj
                                      Facsimile:  44 (0)20 7389 7050
                                      Telephone: 44 (0)20 7389 7000
                                      Email: jj@rabcap.com

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              With a copy to:         KATTEN MUCHIN ZAVIS ROSENMAN
                                      525 West Monroe Street
                                      Chicago, Illinois   60661
                                      Attention:  Milton Buckingham, Esq.
                                      Facsimile:  312.577.4571
                                      Telephone:  312.902.5587
                                      Email:  milton.buckingham@kmzr.com

         Any notice, demand or request which shall be served upon either of the parties in the manner aforesaid shall be deemed sufficiently given for all purposes hereunder (1) at the time such notices, demands or requests are hand delivered, (2) on the second day after the mailing of such notices, demands or requests in accordance with the preceding portion of this paragraph, or (3) at the time such notices, demands or requests are sent via facsimile or email transmission, if received on or before 4:00 p.m. New York time on such day; otherwise, the next business day.

         Each Borrower, including any endorsers or guarantors thereof, hereby waives presentment, protest, notice of protest and all benefit of valuation, appraisement and all exemption laws, not in force or hereafter enacted, including stay of execution and condemnation. A discharge of a Borrower or any guarantor, except for full payment, or any extension, forbearance, change of rate of interest, or acceptance, release or substitution of the collateral or any impairment or suspension of the Lender's rights against a Borrower or any guarantor, or any transfer of a Borrower's interests to another, shall not affect the liability of another Borrower, if any, or guarantor. Each Borrower waives any right to require the Lender to proceed against another Borrower before any other, or to pursue any other remedy.

         This Loan may be prepaid in full or in part, without prepayment penalty, at any time.

         Each Borrower warrants and affirms that the execution of this Note takes place at a time when the Borrowers are fully solvent under the definitions of the United States Bankruptcy Act, and that the execution of this Note will not render the Borrowers insolvent.

         Each Borrower agrees that in any dispute or litigation between the parties regarding this Note, the Loan or any of the Loan Documents, such Borrower irrevocably waives a jury trial, and stipulates that any federal or state court in the city of New York, borough of Manhattan shall be the proper court with venue and jurisdiction. Each Borrower expressly submits to the venue and jurisdiction in any of the foregoing courts. This Note and the other Loan Documents, notwithstanding anything to the contrary contained in the Existing Loan Documents (as defined in the Loan Agreement), shall be governed and interpreted under the laws of the State of New York without regard to the conflict of laws principles for any other State.

         Each Borrower covenants, warrants and represents that the transaction and the Loan evidenced hereby is duly authorized, and is not prohibited by any law, rule, internal protocol, or agreement to which such Borrower is subject to or a party of.

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         This Note is issued in substitution and replacement for that certain
Promissory Note dated May 1, 2003 made by LTI payable to the order of Capital South Financial Services, Inc. in the face principal amount of $2,000,000, plus the "Over-Advance" as defined therein (the "Prior Note"), and evidences a portion of the indebtedness owing under the Prior Note. This Note shall not be deemed to constitute a novation of the Prior Note or the indebtedness evidenced thereby.

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         IN WITNESS WHEREOF, each Borrower has caused this Note to be duly executed by one of its duly authorized officers and has delivered this Note to the Lender, the day of year first written above.

                                      BORROWERS:

                                      LIFESTREAM TECHNOLOGIES, INC.,
                                      a Nevada corporation

                                      By:
                                          --------------------------------
                                      Name:
                                           -------------------------------
                                      Title:
                                            ------------------------------
                                      FEIN 82-0487965


                                      LIFESTREAM DIAGNOSTICS, INC.,
                                      a Nevada corporation
                                      By:
                                          --------------------------------
                                      Name:
                                           -------------------------------
                                      Title:
                                            ------------------------------
                                      FEIN
                                           ----------------


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